                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Elan Corporation, plc

Dear Sirs:

We consent to incorporation by reference in the Post-Effective Amendments on
Forms F-3 and S-8 to the Registration Statement on Form F-4 (No. 333-12756) of
Elan Corporation, plc, the Registration Statements on Form S-8 (Nos. 333-13996,
333-12344, 333-11940, 333-09644, 333-09284, 333-09048, 333-08384, 333-07361,
333-07136, 333-14240, 33-27506 and 333-100252) of Elan Corporation, plc, and the
Registration Statement on Form F-3 (No. 333-13130) of Elan Corporation, plc and
Athena Neurosciences Finance, LLC, of our report dated

April 23, 2004, (except for Note 34, which is as of 28 October, 2004) relating to the consolidated balance sheets of Elan Corporation, plc as of December 31,
2003 and 2002 and the related consolidated profit and loss accounts, statements of cash flows, statements of changes in shareholders' funds and statements of total recognised gains and losses for each of the years in the three year period ended December 31, 2003, all prepared in accordance with Irish generally accepted accounting principles, which report appears in the Annual Report on
Form 20-F/A1 of Elan Corporation, plc for the fiscal year ended December 31,
2003.

/s/ KPMG

KPMG
Chartered Accountants
Dublin, Ireland

October 28, 2004